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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) October 21, 2003






                        PHIBRO ANIMAL HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)


          New York                    333-64641             13-1840497
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(State or other jurisdiction       (Commission File       (IRS Employer
     of incorporation)                 Number)       Identification Number)


                                One Parker Plaza
                           Fort Lee, New Jersey 07024
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              (Address of principal executive offices) (Zip Code)

                                 (201) 944-6020
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        Phibro Animal Health Corporation (the "Company"), formerly Philipp Brothers Chemicals, Inc., announced today (i) the successful completion of a private offering of $105 million of units consisting of $85 million 13% senior secured notes due 2007 of the Company and $20 million 13% senior secured notes due 2007 of Philipp Brothers Netherlands III B.V., an indirect wholly-owned subsidiary of the Company (the "Dutch issuer"); (ii) the repurchase of approximately $52 million aggregate principal amount of the Company's outstanding 9 7/8% senior subordinated notes due 2008 (the "Existing Notes") with proceeds of the units; (iii) the satisfaction of its domestic senior working capital credit facility with PNC Bank, as agent; (iv) the satisfaction of its indebtedness to Pfizer Inc.; and (v) the replacement by the Company of its existing domestic senior working capital credit facility with a new domestic senior working capital credit facility with Wells Fargo Foothill, Inc.

PRIVATE OFFERING AND USE OF PROCEEDS

        On October 21, 2003, the Company successfully completed a private offering of $105 million aggregate principal amount of units consisting of $85 million 13% senior secured notes due 2007 of the Company and $20 million 13% senior secured notes due 2007 of the Dutch issuer. Such units and underlying senior secured notes were issued in a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), with Jefferies & Company, Inc. acting as initial purchaser.

        The net proceeds after deducting fees and expenses related to the offering were approximately $94.6 million. Proceeds from the sale of the units and underlying senior secured notes were used to:

        . fund the purchase by the Company of approximately $52 million aggregate principal amount of Existing Notes, at a price equal to 60% of the principal amount thereof, plus accrued and unpaid interest, pursuant to privately negotiated transactions;

        . repay the Company's existing domestic working capital credit facility with PNC Bank, as agent;

        . make a payment to Pfizer Inc. of approximately $28.5 million, plus accrued interest on its existing promissory note due 2004 to satisfy (i) approximately $20.1 million aggregate principal amount of such promissory note; (ii) approximately $12.8 million of accounts payable (as of June 30, 2003); (iii) approximately $9.2 million of accrued expenses (as of June 30, 2003); and (iv) the Company's future contingent obligations under the Pfizer agreements; and

        .  pay related fees and expenses.

REPLACEMENT CREDIT FACILITY

        On October 21, 2003, the Company also entered into a new replacement domestic senior working capital credit facility with Wells Fargo Foothill, Inc., providing for a working capital line plus a letter of credit facility. Prior to the satisfaction of certain due diligence requirements of Wells Fargo Foothill, Inc., the aggregate amount of borrowings under such working capital

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and letter of credit facilities may not exceed $15 million. Upon satisfaction of such requirements, the aggregate amount of borrowings under the working capital facility may not exceed $15 million plus a letter of credit facility.

        Borrowings under the replacement domestic senior credit facility are subject to a borrowing base formula based on percentages of eligible domestic receivables and domestic inventory. Under the replacement credit facility, the Company may choose between two interest rate options: (i) the bank's or agent's published base rate as defined plus 0.50% and (ii) the LIBOR rate as defined plus 2.75%. Indebtedness under the replacement credit facility is secured by a first priority lien on substantially all of the Company's assets and assets of substantially all of the Company's domestic subsidiaries. The Company is required to pay an unused line fee of 0.375% on the unused portion of the replacement credit facility, a monthly servicing fee and standard letter of credit fees to issuing banks. Borrowings under the replacement credit facility are available until, and are repayable no later than, October 31, 2007.

        The indebtedness outstanding under the replacement domestic senior credit facility will be guaranteed by substantially all of the Company's domestic subsidiaries.

        A copy of the press release announcing the successful completion of the private offering is attached to this Report as Exhibit 99.1. A copy of the indenture pursuant to which the $105 million of units and related senior secured notes were issued is attached to this Report as Exhibit 99.2.

        Nothing in this Report shall constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, any securities of the Company or any of its subsidiaries.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


        (c)     Exhibits

                99.1 Press Release, dated October 31, 2003

                99.2 Indenture, dated as of October 21, 2003, by and among Phibro Animal Health Corporation and Philipp Brothers Netherlands III B.V., as Issuers, the Guarantors named therein, and HSBC Bank USA, as Trustee and Collateral Agent


                                  * * * * *

        This Report includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its affiliates. These statements may relate to, but are not limited to, information and assumptions about capital and other expenditures, dividends, financing plans, capital structure, cash flow, pending legal and regulatory proceedings and claims, including environmental matters, future economic performance, operating income, cost savings, management's plans, goals and objectives for future operations and growth. These forward-looking statements generally are accompanied by words such as "intend," "anticipate,"


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"believe," "estimate," "expect," "should" or similar expressions.  It should be understood that these forward-looking statements are necessarily estimates reflecting the best judgment of the Company's senior management, not guarantees of future performance. They are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding demand for the Company's products, the expansion of product offerings geographically or through new applications, the timing and cost of planned capital expenditures, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements also involve risks and uncertainties, which could cause actual results that differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company's ability to control or predict. Such factors include, but are not limited to, the following: the Company's substantial leverage and potential inability to service its debt; the Company's dependence on distributions from its subsidiaries; risks associated with the Company's international operations and significant foreign assets; the Company's dependence on its Israeli operations; competition in each of the Company's markets; potential environmental liability; potential legislation affecting the use of medicated feed additives; extensive regulation by numerous government authorities in the United States and other countries; the Company's reliance on the continued operation and sufficiency of its manufacturing facilities; the Company's reliance upon unpatented trade secrets; the risks of legal proceedings and general litigation expenses; potential operating hazards and uninsured risks; the risk of work stoppages; the Company's dependence on key personnel; and other factors discussed in the Company's filings with the U.S. Securities and Exchange Commission.

        Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Report.

        All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report and any other cautionary statements that may accompany such forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require the Company to do so.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHIBRO ANIMAL HEALTH CORPORATION


Dated: October 31, 2003               By: /s/ Jack C. Bendheim
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                                          Jack C. Bendheim,
                                          Chairman of the Board and President


                                      By: /s/ Gerald K. Carlson
                                          --------------------------------------
                                          Gerald K. Carlson,
                                          Chief Executive Officer


                                      By: /s/ Richard G. Johnson
                                          -------------------------------
                                          Richard G. Johnson,
                                          Chief Financial Officer


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                                 EXHIBIT INDEX



Exhibit No.             Description

99.1            Press Release, dated October 31, 2003

99.2 Indenture, dated as of October 21, 2003, by and among Phibro Animal Health Corporation and Philipp Brothers Netherlands III B.V., as Issuers, the Guarantors named therein, and HSBC Bank USA, as Trustee and Collateral Agent


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